UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 22, 2024
CADENCE DESIGN SYSTEMS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-15867	00-0000000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2655 Seely Avenue, San Jose, California 95134
(Address of Principal Executive Offices) (Zip Code)
(408) 943-1234
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CDNS	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Amendment No. 1 on Form 8-K/A is being filed by Cadence Design Systems, Inc.(“Cadence”) to amend its Current Report on Form 8-K dated April 22, 2024 (the “Form 8-K”) to correct an error in the exhibits furnished with the Form 8-K.
Item 2.02. Results of Operations and Financial Condition.

On April 22, 2024, Cadence issued a press release announcing its financial results for the quarter ended March 31, 2024, posted a document entitled “CFO Commentary” regarding the results on its website, and held a webcast to discuss the results. Copies of the press release and the CFO Commentary were attached to the Form 8-K as Exhibit 99.01 and Exhibit 99.02, respectively. Cadence subsequently discovered that the press release, the CFO Commentary and prepared remarks for the webcast contained an error in that they incorrectly characterized Cadence’s bookings in the first quarter of fiscal 2024 as record first quarter bookings. Cadence’s bookings in the first quarter of fiscal 2024 were Cadence’s second highest first quarter bookings.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: April 23, 2024

CADENCE DESIGN SYSTEMS, INC.

By:	/s/ John M. Wall
John M. Wall
Senior Vice President and Chief Financial Officer